SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 22, 2003
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



              0-27618                               16-0547600
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      (Commission File Number)           (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK           14228-1197
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    (Address of principal executive offices)                (Zip Code)




        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)




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Item 5.  OTHER EVENTS.

         On July 22, 2003, the registrant announced the completion of its previously announced sale of $115 million of Senior Secured 10% Notes due 2010. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


EXHIBIT NUMBER               DESCRIPTION
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99.1                         Press Release dated July 22, 2003




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    COLUMBUS MCKINNON CORPORATION


                                    By:    /S/ ROBERT L. MONTGOMERY, JR.
                                          ---------------------------------
                                    Name:  Robert L. Montgomery, Jr.
                                    Title: Executive Vice President


Dated:  JULY 22, 2003
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





                                  EXHIBIT INDEX


EXHIBIT NUMBER             DESCRIPTION
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         99.1              Press Release dated July 22, 2003